                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ W. JAMES AMOSS, JR.
                                 -----------------------
                                 W. James Amoss, Jr.
                                 Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Chairman and director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ ROBERT H. BOH
                                 -----------------
                                 Robert H. Boh
                                 Chairman and Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ J. HERBERT BOYDSTUN
                                 ---------------------
                                 J. Herbert Boydstun
                                 Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.


                                 /S/ J. TERRELL BROWN
                                 --------------------
                                 J. Terrell Brown
                                 Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ BROOKE H. DUNCAN
                                 --------------------
                                 Brooke H. Duncan
                                 Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ RICHARD W. FREEMAN, JR.
                                 ---------------------------
                                 Richard W. Freeman, Jr.
                                 Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ ROBERT L. GOODWIN
                                 ---------------------
                                 Robert L. Goodwin
                                 Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned President, Chief Executive Officer and director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ STEPHEN A. HANSEL
                                 ---------------------
                                 Stephen A. Hansel
                                 President, Chief Executive Officer
                                 and Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ DICK H. HEARIN
                                 ------------------
                                 Dick H. Hearin
                                 Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ ROBERT T. HOLLEMAN
                                 ----------------------
                                 Robert T. Holleman
                                 Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Vice Chairman and director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ HUGH J. KELLY
                                 -----------------
                                 Hugh J. Kelly
                                 Vice Chairman and Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ ELTON R. KING
                                 -----------------
                                 Elton R. King
                                 Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ JOHN P. LABORDE
                                 -------------------
                                 John P. Laborde
                                 Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ SIDNEY W. LASSEN
                                 --------------------
                                 Sidney W. Lassen
                                 Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Vice Chairman and director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ DONALD J. NALTY
                                 -------------------
                                 Donald J. Nalty
                                 Vice Chairman and Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ ROBERT T. RATCLIFF
                                 ----------------------
                                 Robert T. Ratcliff
                                 Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ H. DUKE SHACKELFORD
                                 -----------------------
                                 H. Duke Shackelford
                                 Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ JAMES H. STONE
                                 ------------------
                                 James H. Stone
                                 Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ VIRGINIA EASON WEINMANN
                                 ---------------------------
                                 Virginia Eason Weinmann
                                 Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ ERNEST L. WILLIAMSON
                                 ------------------------
                                 Ernest L. Williamson
                                 Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ ROBERT E. ZETZMANN
                                 ----------------------
                                 Robert E. Zetzmann
                                 Director
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Controller of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ RON E. SAMFORD, JR.
                                 -----------------------
                                 Ron E. Samford, Jr.
                                 Controller
                                 HIBERNIA CORPORATION

                               P0WER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Treasurer and Chief Financial Officer of Hibernia Corporation, a Louisiana corporation (the "Corporation"), does hereby name, constitute and appoint Robert W. Close, Patricia C. Meringer and Ron E. Samford, Jr., and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file (a) with the Securities and Exchange Commission (or any other governmental or regulatory authority), a Registration Statement on Form S-4 (or other appropriate form) and any and all amendments (including post-effective amendments) thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, relating to the registration under the Securities Act of 1933 of Common Stock of the Corporation to be issued in the merger between Hibernia National Bank (the "Bank") and American Bank ("American Bank") wherein the Corporation agrees to exchange shares of its common stock for all of the outstanding shares of common stock of American Bank and merge American Bank into the Bank, authorized by resolutions adopted by the Board of Directors on September 27, 1994, and (b) with the securities agencies or officials of various jurisdictions, all applications, qualifications, registrations or exemptions relating to such offering under the laws of any such jurisdiction, including any amendments thereto or other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 27th day of September, 1994.



                                 /S/ ROBERT W. CLOSE
                                 -------------------
                                 Robert W. Close
                                 Treasurer and Chief Financial Officer
                                 HIBERNIA CORPORATION